Exhibit 24.2


                     POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and NANCY D.
PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Richard C. Adkerson
-----------------------
Richard C. Adkerson




                      POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Morrison C. Bethea
----------------------
Morrison C. Bethea




                    POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Robert A. Day
_________________
Robert A. Day




                  POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Gerald J. Ford
------------------
Gerald J. Ford







                        POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ H. Devon Graham, Jr.
------------------------
H. Devon Graham, Jr.








                     POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Rene L. Latiolais
---------------------
Rene L. Latiolais








POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Gabrielle K. McDonald
-------------------------
Gabrielle K. McDonald




                      POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint RICHARD C. ADKERSON and NANCY
D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ James R. Moffett
--------------------
James R. Moffett








                   POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ B. M. Rankin, Jr.
---------------------
B.M. Rankin, Jr.








                   POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ C. Donald Whitmire, Jr.
---------------------------
C. Donald Whitmire, Jr.







                       POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C.
ADKERSON and NANCY D. PARMELEE, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ J. Taylor Wharton
---------------------
J. Taylor Wharton







                      POWER OF ATTORNEY


		BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C.
ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1999, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

		EXECUTED this 31st day of January, 2000.




/s/ Nancy D. Parmelee
---------------------
Nancy D. Parmelee